UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

August 14, 2025

Date of Report (Date of earliest event reported)

Southside Bancshares, Inc.

(Exact Name of Registrant as Specified in its Charter)

Texas	000-12247	75-1848732
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 S. Beckham Avenue, Tyler, TX	75701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (903) 531-7111

NA

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $1.25 par value	SBSI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 1.01.	Entry Into a Material Definitive Agreement.

On August 14, 2025, Southside Bancshares, Inc. (the “Company”) completed its previously-announced public offering (the “Offering”) of $150,000,000 aggregate principal amount of its 7.00% Fixed-to-Floating Rate Subordinated Notes due 2035 (the “Notes”). The Notes were offered and sold pursuant to the Company’s registration statement on Form S-3ASR (Registration No. 333-271518) filed with the U.S. Securities and Exchange Commission (the “Commission”) on April 28, 2023, and the base prospectus, dated April 28, 2023, contained therein, as supplemented by the preliminary prospectus supplement, filed with the Commission on August 7, 2025, and a final prospectus supplement, filed with the Commission on August 8, 2025, relating to the Notes. The Notes are intended to qualify as Tier 2 capital for regulatory purposes. The net proceeds of the Offering were approximately $147,750,000, after deducting underwriting discounts and commissions but before deducting Offering expenses payable by the Company. The Company intends to use the net proceeds of the Offering for general corporate purposes, which may include, but are not limited to, the redemption of all or less than all of the Company’s outstanding 3.875% Fixed-to-Floating Rate Subordinated Notes due 2030 (the “2030 Subordinated Notes”) on November 15, 2025, repayment or refinancing of other outstanding indebtedness, repurchasing shares of the Company’s common stock, acquisitions of other companies and such other purposes indicated in the applicable pricing supplement.

The Notes were issued pursuant to the Indenture, dated as of August 14, 2025 (the “Base Indenture”), between the Company and Wilmington Trust, National Association (the “Trustee”), as supplemented by the First Supplemental Indenture (the “Supplemental Indenture”), dated as of August 14, 2025 (as so supplemented, the “Indenture”), between the Company and the Trustee.

From and including the date of issuance to, but excluding, August 15, 2030, or earlier redemption date, the Notes will bear interest at an initial fixed rate of 7.00% per annum, payable semi-annually in arrears on February 15 and August 15 of each year, commencing on February 15, 2026. From and including August 15, 2030, to, but excluding, August 15, 2035, or earlier redemption date, the Notes will bear interest at a floating rate per annum equal to a benchmark rate, which is expected to be Three-Month Term SOFR (as defined in the Supplemental Indenture), plus 357 basis points, payable quarterly in arrears on February 15, May 15, August 15 and November 15 of each year, commencing on November 15, 2030. Notwithstanding the foregoing, if the benchmark rate is less than zero, then the benchmark rate shall be deemed to be zero.

The Company may, at its option, redeem the Notes in whole or in part beginning with the interest payment date of August 15, 2030, and on any interest payment date thereafter. The Company may also redeem the Notes, in whole but not in part, upon the occurrence of a “Tax Event” or a “Tier 2 Capital Event” (as defined in the Supplemental Indenture) or the Company becoming required to register as an investment company pursuant to the Investment Company Act of 1940, as amended. The redemption price for any redemption is 100% of the principal amount of the Notes, plus accrued and unpaid interest thereon, to but excluding, the date of redemption. Any early redemption of the Notes will be subject to receipt of the approval of the Board of Governors of the Federal Reserve System to the extent required under applicable laws or regulations, including capital regulations. The Notes will not have the benefit of any sinking fund.

The Notes are unsecured, subordinated obligations of the Company and (i) rank junior to all of the Company’s existing and future senior indebtedness; (ii) rank equal in right of payment with any of the Company’s existing and future subordinated indebtedness, including the Company’s outstanding 2030 Subordinated Notes; (iii) rank senior to the Company’s existing junior subordinated debt securities and any of the Company’s future indebtedness the terms of which provide that such indebtedness ranks junior in right of payment of the Notes; (iv) are effectively subordinated to all of the Company’s secured indebtedness to the extent of the value of the assets securing such indebtedness; and (v) are structurally subordinated to all of the existing and future liabilities and obligations of the Company’s subsidiaries, including deposit liabilities and claims of other creditors of the Company’s bank subsidiary, Southside Bank.

The Indenture provides that the maturity of the Notes may only be accelerated upon the occurrence of certain events related to the bankruptcy or insolvency of the Company, whether voluntary or involuntary, or certain events related to the insolvency of Southside Bank. There is no right of acceleration of the payment of principal of the Notes upon a default in the payment of principal of or interest on the Notes or in the performance of any of the Company’s covenants or agreements contained in the Notes, in the Indenture or any of the Company’s other obligations or liabilities.

The foregoing descriptions of the Base Indenture and the Supplemental Indenture do not purport to be complete and are qualified in their entirety by reference to the full text of such documents. For a complete description of the Base Indenture and the Supplemental Indenture, which includes the form of the Notes, please refer to the Base Indenture, attached as Exhibit 4.1 to this Current Report on Form 8-K, and the Supplemental Indenture, attached as Exhibit 4.2 to this Current Report on Form 8-K, which are incorporated herein by reference. The form of the Notes is included in Exhibit 4.3 to this Current Report on Form 8-K and is incorporated herein by reference.

A copy of the opinion of Alston & Bird LLP, counsel to the Company, relating to the legality of the Notes is filed as Exhibit 5.1 hereto.

The Company is filing this Current Report on Form 8-K to file with the Commission certain items related to the Offering of the Notes that are to be incorporated by reference into its Registration Statement on Form S-3ASR (Registration No. 333-271518).

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(D) Exhibits.  The following materials are furnished as exhibits to this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit
4.1	Indenture, dated August 14, 2025, between Southside Bancshares, Inc. and Wilmington Trust, National Association, as trustee.
4.2	First Supplemental Indenture, dated August 14, 2025, between Southside Bancshares, Inc. and Wilmington Trust, National Association, as trustee.
4.3	Form of 7.00% Fixed-to-Floating Rate Subordinated Notes due 2035 (included in Exhibit 4.2).
5.1	Opinion of Alston & Bird LLP, counsel to the Company, as to the validity of the Notes.
23.1	Consent of Alston & Bird LLP (included in Exhibit 5.1 hereof).
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Southside Bancshares, Inc.

Date: August 14, 2025	By:	/s/ JULIE N. SHAMBURGER
Julie N. Shamburger, CPA
Chief Financial Officer
(Principal Financial Officer)